Vanguard Capital Opportunity Fund
Supplement Dated January 25, 2023, to the Prospectus and Summary Prospectus Dated January 31, 2022
Closed to New Accounts
Vanguard Capital Opportunity Fund is closed to new accounts for investors not enrolled in certain Vanguard advice programs or Vanguard Flagship Services®. Clients of certain Vanguard advice programs may open new Fund accounts and invest without limitation in their advised portfolios. Clients of Vanguard Flagship Services may open new Fund accounts, investing up to $25,000 per year per Fund account as described below for individual, joint, and/or personal trust registrations.
Limits on Additional Investments for Current Shareholders
Current shareholders of the Fund investing outside of a qualifying Vanguard advice program may invest up to $25,000 per Fund account per year in the Fund. The $25,000 limit includes the total amount invested during any calendar year in each Fund account. Dividend and capital gains reinvestments do not count toward the $25,000 annual limit. Certain qualifying asset allocation programs and participants in some qualified retirement plans may continue to invest in accordance with the terms of their plans. The Fund may modify these transaction policies at any time and without prior notice to shareholders.
Prospectus and Summary Prospectus Text Changes
The following replaces similar language under the heading “Purchase and Sale of Fund Shares” in the Fund Summary section:
The Fund is closed to new accounts for investors not enrolled in certain Vanguard advice programs or Vanguard Flagship Services®. Clients of certain Vanguard advice programs may open new Fund accounts and invest without limitation in their advised portfolios.
Clients of Vanguard Flagship Services may open new Fund accounts, investing up to $25,000 per year per Fund account as described below for individual, joint,

and/or personal trust registrations. Current shareholders of the Fund investing outside of a qualifying Vanguard advice program may invest up to $25,000 per Fund account per year in the Fund. The $25,000 limit includes the total amount invested during any calendar year in each Fund account. Dividend and capital gains reinvestments do not count toward the $25,000 annual limit. Certain qualifying asset allocation programs and participants in some qualified retirement plans may continue to invest in accordance with the terms of their plans.
You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 982901, El Paso, TX 79998-2901), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Investor Shares or Admiral Shares is $3,000 or $50,000, respectively. The minimum investment amount required to add to an existing Fund account is generally $1. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.
The following replaces similar language under the heading “Account Minimums for Investor Shares” in the Investing with Vanguard section:
To open and maintain an account. $3,000. The Fund is closed to new accounts for investors not enrolled in certain Vanguard advice programs or Vanguard Flagship Services. Clients of certain Vanguard advice programs may open new Fund accounts and invest without limitation in their advised portfolios. Clients of Vanguard Flagship Services may open new Fund accounts, investing up to $25,000 per year per Fund account as described below for individual, joint, and/or personal trust registrations.
To add to an existing account. Generally $1. Current shareholders of the Fund investing outside of a qualifying Vanguard advice program may invest up to $25,000 per Fund account per year in the Fund. The $25,000 limit includes the total amount invested during any calendar year in each Fund account. Dividend and capital gains reinvestments do not count toward the $25,000 annual limit. Certain qualifying asset allocation programs and participants in some qualified retirement plans may continue to invest in accordance with the terms of their plans.

The following replaces similar language under the heading “Account Minimums for Admiral Shares” in the Investing with Vanguard section:
To open and maintain an account. $50,000. The Fund is closed to new accounts for investors not enrolled in certain Vanguard advice programs or Vanguard Flagship Services. Clients of certain Vanguard advice programs may open new Fund accounts and invest without limitation in their advised portfolios. Clients of Vanguard Flagship Services may open new Fund accounts, investing up to $25,000 per year per Fund account as described below for individual, joint, and/or personal trust registrations. If you request Admiral Shares when you open a new account but the investment amount does not meet the account minimum for Admiral Shares, your investment will be placed in Investor Shares of the Fund. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.
To add to an existing account. Generally $1. Current shareholders of the Fund investing outside of a qualifying Vanguard advice program may invest up to $25,000 per Fund account per year in the Fund. The $25,000 limit includes the total amount invested during any calendar year in each Fund account. Dividend and capital gains reinvestments do not count toward the $25,000 annual limit. Certain qualifying asset allocation programs and participants in some qualified retirement plans may continue to invest in accordance with the terms of their plans.

© 2023 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.PS 111A 012023